Fold Holdings, Inc. (NASDAQ: FLD)

Announces Second Quarter 2026 Results

Revenues: $6.1 million

Eliminated $20 million of Secured Debt

Over 2,000 Fold Credit Cards Currently in Early Access; up over 100% from last quarter

Planned Expansion into Asset-Based Revenue Streams

PHOENIX, August 11, 2026 (GLOBE NEWSWIRE) -- Fold Holdings, Inc. (NASDAQ: FLD) (“Fold”, “we”, or “our”), the first publicly traded bitcoin financial services company, today announced financial results for the second quarter ended June 30, 2026.

Q2 2026 Financial Highlights

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Revenue: $6.1 million
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Net Loss: ($9.7) million
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Adjusted EBITDA2 (Loss): ($5.5) million
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Loss Per Share: ($0.19) per share
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Adjusted EBITDA (Loss) Per Share2: ($0.11) per share
●
Bitcoin Investment Treasury Holdings1: 194 BTC

Q2 2026 Key Operating Metrics

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Total Transaction Volume: $165 million
●
Total Verified Accounts: more than 87,000; added over 1,000 new verified accounts in the quarter

CEO Commentary

“Fold enters the second half of the year with a stronger balance sheet, a growing Credit Card program, expanded banking and distribution capabilities, and much of the infrastructure needed to support our next generation of products,” said Fold Chairman and CEO Will Reeves. “Over the next few months, investors will begin to see these investments come together as we build toward our goal of becoming the most rewarding financial platform in America.”

Mr. Reeves continued, “Fold is evolving from a transaction business into a broader financial services platform. Going forward, we intend to not only be the place where customers spend, but also be the place where they hold and manage their assets. Through our own programs and our partnership with Lead Bank, we expect customer balances to generate recurring economics that can help fund richer rewards. The power of asset-driven revenues has been demonstrated across businesses from

Starbucks and Venmo, and we believe it can become an important part of Fold’s economic model.”

He added, “Our proprietary bank-grade core ledger and Lead Bank partnership provide the foundation for this strategy, while expanding our addressable market beyond bitcoin-native customers to anyone looking for a more rewarding way to manage their money. Our conviction in bitcoin remains unchanged, but the opportunity for Fold is becoming significantly larger.”

Mr. Reeves concluded, “Q2 remained challenging across the broader Bitcoin industry, with lower bitcoin prices pressuring transaction activity and consumer engagement. These are temporal challenges and do not reflect the underlying health and vitality of this industry. We believe Fold is entering its next chapter with a stronger business model, broader market and the foundation needed to pursue significantly greater scale.”

Strategic & Business Updates

Fold Credit Card

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Currently in Early Access, with more than 2,000 cardholders as of August 11, 2026
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Cardholders more than doubled from last quarter
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Improved underwriting and operations ahead of broader rollout
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Interchange and financing economics meeting or exceeding expectations
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Positioned to become a customer acquisition engine

Platform Expansion

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Working to expand into financial services designed to deepen customer relationships and grow assets held across Fold
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Lead Bank partnership expands banking capabilities and enables Fold to participate in the economics of customer deposits
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Bank-grade core ledger provides the foundation for Fold’s multi-asset financial platform
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Customer balance economics expected to generate recurring revenues
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Platform expansion expected to broaden Fold’s total addressable market ("TAM") beyond bitcoin-native customers

Bitcoin Gift Card

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Expanded distribution through TikTok Shop, reaching millions of potential shoppers
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Kroger renewed its commitment to the Fold program

Capital & Balance Sheet

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Monetized a portion of the Company’s bitcoin treasury while maintaining a meaningful bitcoin position
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Eliminated approximately $20 million of secured debt and approximately $145 thousand of monthly interest expense
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Added approximately $25 million of unrestricted capital

Earnings Call and Webcast Information:

Fold will host a conference call at 5:00 p.m. Eastern Time today, which will include a brief discussion of results followed by a question-and-answer period. To participate in this event, please log on or dial in approximately 5 minutes before the beginning of the call.

Date: August 11, 2026

Time: 5:00 p.m. ET

Participant Call Links:

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Live Webcast: Link
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Dial-in Registration Link: Link
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A replay of the call will be archived at https://investor.foldapp.com

Footnotes

1 Fold’s Bitcoin Investment Treasury was 194 BTC as of June 30, 2026.

2 Adjusted EBITDA and Adjusted EBITDA Per Share are financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) (a “Non-GAAP Financial Measure”). Please see “Non-GAAP Financial Measures” at the end of this press release.

About Fold:

Fold (NASDAQ: FLD) is the first publicly traded bitcoin financial services company, making it easy for individuals and businesses to earn, save, and use bitcoin. Fold has built a financial services platform that operates across both U.S. dollars and bitcoin, and is designed to connect these systems in a seamless manner. Fold’s consumer offerings include an FDIC-insured checking account, a Visa debit card (the "Fold Debit Card"), a Visa credit card (the "Fold Credit Card"), bill payment services, a bitcoin gift card, and an extensive catalog of merchant reward offers. The Company also offers various forms of bitcoin buying and selling with low-to-zero fees and insured custody.

Forward-Looking Statements:

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws. All statements that are not statements of historical fact are forward-looking statements. Forward-looking statements may be identified by the use of words such as “may,” “could,” “would,” “should,” “predict,” “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include statements regarding the rollout, development and expected effect of Fold’s credit card program, gift card and other products, and the potential success of Fold’s overall market, product and growth strategies. These statements are based on assumptions and on the current expectations of Fold’s management and are not predictions of actual performance. Many actual events and circumstances are beyond the control of Fold. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions, including but not limited to changes in the acceptance of bitcoin; (ii) our continued ability to implement business plans; (iii) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which Fold operates; (iv) volatility in the market price of bitcoin; (v) access to and reliance on funding for our products, including the credit card, and general operations; (vi) access to and reliance on third parties for their services related to certain of our products, including risks relating to Fold having a single custodian for our bitcoin; (vii) reliance on banking partners which are subject to complex and demanding regulations and compliance standards; and (viii) those risks and uncertainties discussed in Fold Holdings, Inc.’s filings with the Securities and Exchange Commission. If any of these risks materialize or Fold’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Fold may elect to update these forward-looking statements at some point in the future, Fold specifically disclaims any obligation to do so, except as required by law.

Fold Holdings, Inc. Condensed Balance Sheets (Unaudited)

	June 30,	December 31,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$28,386,785	$7,652,203
Accounts receivable, net	614,801	728,001
Credit card receivable, net	2,753,588	-
Inventories	847,308	478,045
Digital assets - rewards treasury	4,504,290	6,872,869
Prepaid expenses and other current assets	1,913,981	2,384,684
Total current assets	39,020,753	18,115,802
Digital assets - investment treasury	11,356,023	133,658,791
Capitalized software development costs, net	1,986,251	1,393,752
Other non-current assets	131,770	299,309
Total assets	$52,494,797	$153,467,654

Liabilities and stockholders' equity
Current liabilities
Accounts payable	$698,556	$704,789
Accrued expenses and other current liabilities	1,992,004	3,166,186
Accrued legal settlement	1,374,828	-
February 2026 note - related party, net	12,446,041	-
Credit facility	-	10,000,000
Customer rewards liability	4,504,290	6,872,869
Deferred revenue	228,148	366,252
Total current liabilities	21,243,867	21,110,096
June 2025 convertible note, net	-	21,469,675
March 2025 convertible note - related party	-	47,207,556
Other non-current liabilities	-	689,680
Total liabilities	21,243,867	90,477,007
Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, 0 shares issued and outstanding at June 30, 2026 and 0 shares issued and outstanding at December 31, 2025	-	-
Common stock, $0.0001 par value; 600,000,000 shares authorized, 55,407,302 shares issued and 55,021,701 shares outstanding at June 30, 2026 and 48,477,883 shares issued and 48,419,266 shares outstanding at December 31, 2025	5,542	4,849
Additional paid-in-capital	241,003,835	233,924,782
Accumulated deficit	(209,758,447)	(170,938,984)
Total stockholders’ equity	31,250,930	62,990,647
Total liabilities and stockholders’ equity	$52,494,797	$153,467,654

Fold Holdings, Inc. Condensed Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenues, net	$6,089,909	$8,175,926	$11,682,218	$15,263,763

Operating expenses
Banking and payments costs	5,108,245	7,682,621	9,914,619	14,441,545
Custody and trading costs	739,039	142,811	1,337,454	188,596
Compensation and benefits	3,790,067	3,676,657	7,824,334	10,134,597
Marketing expenses	728,338	620,923	996,446	1,020,721
Professional fees	1,255,832	1,270,345	2,923,246	3,058,850
Amortization expense	173,985	106,837	330,064	197,908
(Gain) loss on customer rewards liability	(745,598)	2,071,505	(2,253,069)	970,648
(Gain) loss on digital assets - rewards treasury	1,119,388	(2,334,677)	2,808,843	(1,324,091)
Other selling, general and administrative expenses	1,689,247	1,264,422	3,399,228	2,400,876
Total operating expenses	13,858,543	14,501,444	27,281,165	31,089,650
Operating loss	(7,768,634)	(6,325,518)	(15,598,947)	(15,825,887)

Other income (expense)
Gain (loss) on digital assets - investment treasury	105,167	36,582,224	(28,524,298)	20,965,072
Change in fair value of SAFEs	-	-	-	(6,503,113)
Change in fair value of convertible note	-	(5,309,608)	13,200,089	(11,843,751)
Convertible note issuance costs and fees	-	-	-	(9,569,109)
Legal settlements	(1,374,828)	-	(1,374,828)	-
Loss on extinguishment of debt	-	(9,612,199)	(4,005,132)	(9,612,199)
Interest expense	(921,881)	(1,974,849)	(3,195,709)	(3,246,487)
Other income	308,619	66,398	682,833	186,701
Other income (expense), net	(1,882,923)	19,751,966	(23,217,045)	(19,622,886)

Net income (loss) before income taxes	(9,651,557)	13,426,448	(38,815,992)	(35,448,773)
Income tax expense (benefit)	-	881	3,471	4,859
Net income (loss)	$(9,651,557)	$13,425,567	$(38,819,463)	$(35,453,632)

Net income (loss) attributable to common stockholders:
Basic	$(9,651,557)	$13,425,567	$(38,819,463)	$(35,453,632)
Diluted	$(9,651,557)	$13,425,567	$(38,819,463)	$(35,453,632)
Net income (loss) per share attributable to common stockholders:
Basic	$(0.19)	$0.29	$(0.76)	$(0.98)
Diluted	$(0.19)	$0.28	$(0.76)	$(0.98)
Weighted-average shares used to compute net income (loss) per share:
Basic	51,825,321	46,503,358	50,746,857	36,062,784
Diluted	51,825,321	47,561,116	50,746,857	36,062,784

Fold Holdings, Inc. Condensed Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities
Net loss	$(38,819,463)	$(35,453,632)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization expense	330,064	197,908
Loss (gain) on digital assets - rewards treasury	2,808,843	(1,324,091)
Loss (gain) on digital assets - investment treasury	28,524,298	(20,965,072)
(Gain) loss on customer rewards liability	(2,253,069)	970,648
Change in fair value of convertible note	(13,200,089)	11,843,751
Convertible note issuance costs and fees	-	9,569,109
Loss on extinguishment of debt	4,005,132	9,612,199
Amortization of debt issuance costs	6,638	112,187
Amortization of debt discount and premium	179,929	953,404
Change in fair value of SAFEs	-	6,503,113
Share-based compensation expense	3,353,459	6,895,480
Other non-cash adjustments	(551,717)	-
Increase (decrease) in cash resulting from changes in:
Accounts receivable, net	113,200	(246,105)
Credit card receivable, net	(2,753,588)	-
Inventories	(369,263)	(67,489)
Prepaid expenses and other current assets	270,655	(603,030)
Accounts payable	(6,233)	195,286
Accrued expenses and other current liabilities	1,017,227	1,376,866
Accrued legal settlement	1,374,828	-
Customer rewards liability	753,528	1,318,429
Deferred revenue	(138,104)	(133,156)
Other non-current liabilities	(689,680)	293,114
Net cash used in operating activities	(16,043,405)	(8,951,081)

Cash flows from investing activities
Purchases of digital assets	(1,748,759)	(2,374,030)
Proceeds from sales of digital assets	59,120,684	-
Payments for capitalized software development costs	(740,184)	(434,820)
Net cash provided by (used in) investing activities	56,631,741	(2,808,850)

Cash flows from financing activities
Proceeds from issuance of note	13,000,000	-
Repayment of convertible note	(25,166,667)	-
Proceeds from recapitalization	-	804,624
Payments of deferred IPO costs	-	(652,013)
Payment of debt issuance costs	-	(113,320)
Proceeds from issuance of common stock	3,262,213	-
Proceeds from credit facility	10,000,000	-
Repayment of credit facility	(20,000,000)	-
Common stock withheld for employee tax obligations	(949,300)	-
Net cash provided by (used in) financing activities	(19,853,754)	39,291

Net increase (decrease) in cash and cash equivalents	20,734,582	(11,720,640)
Cash and cash equivalents, beginning of period	7,652,203	18,330,359
Cash and cash equivalents, end of period	$28,386,785	$6,609,719

Non-cash investing and financing activities
Non-cash payment of interest with common stock	$613,334	$646,667
Distributions of digital assets to fulfill customer reward redemptions	869,038	1,489,430
Distributions of digital assets to satisfy other current obligations	1,089,777	46,955
Non-cash payment for intellectual property acquisition with common stock	182,379
Non-cash repayment of convertible note via transfer of digital assets - related party	34,007,466
Non-cash amortization of deferred issuance costs	167,539
Non-cash allocation of convertible note proceeds to embedded derivative	63,418	-
Non-cash allocation of note proceeds to commitment shares	785,200	-
Recapitalization	-	173,019,904
Proceeds from convertible debt received in digital assets - related party	-	43,965,525
Change in fair value of Series C Warrants included in loss on extinguishment		498,771
Distributions of digital assets for prepaid interest - related party	-	2,313,975
Supplemental disclosure of cash flow information
Cash paid during the period for interest expense	3,408,749	-

Non-GAAP Financial Measures

Adjusted EBITDA

In addition to net income (loss) and other results under GAAP, we utilize non-GAAP calculations of adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) to monitor the financial health of our business. Adjusted EBITDA is defined as net loss, excluding (i) interest expense, (ii) provision for (benefit from) income taxes, (iii) depreciation and amortization, (iv) share-based compensation, (v) remeasurement gains and losses such as fair value remeasurements on our digital assets, convertible notes, and SAFE notes, (vi) impairments, restructuring charges, and business acquisition- or disposition-related expenses that we believe are not indicative of our core operating results, and (vii) legal settlement expenses associated with unusual or non-recurring litigation matters that we believe are not indicative of our core operating results. This non-GAAP financial information has limitations as an analytical tool when assessing our operating performance, is presented for supplemental informational purposes only, should not be considered in isolation or as a substitute for, or superior to, financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and/or render comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA and Adjusted EBITDA per share provide useful information to investors and others in understanding and evaluating our results of core operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, Adjusted EBITDA is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting.

The following table presents a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net loss:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income (loss)	$(9,651,557)	$13,425,567	$(38,819,463)	$(35,453,632)
Add:
Interest expense	921,881	1,974,849	3,195,709	3,246,487
Income tax expense (benefit)	-	881	3,471	4,859
Amortization expense	173,985	106,837	330,064	197,908
Share-based compensation expense	1,656,693	1,725,205	3,366,106	6,895,480
(Gain) loss on customer rewards liability	(745,598)	2,071,505	(2,253,069)	970,648
(Gain) loss on digital assets - rewards treasury	1,119,388	(2,334,677)	2,808,843	(1,324,091)
(Gain) loss on digital assets - investment treasury	(105,167)	(36,582,224)	28,524,298	(20,965,072)
Change in fair value of SAFEs	-	-	-	6,503,113
Change in fair value of other liabilities	(208,678)		(551,717)
Change in fair value of convertible note	-	5,309,608	(13,200,089)	11,843,751
Convertible note issuance costs and fees	-	-	-	9,569,109
Legal settlements	1,374,828	-	1,374,828	-
Loss on extinguishment of debt	-	9,612,199	4,005,132	9,612,199
Adjusted EBITDA (loss)	$(5,464,225)	$(4,690,250)	$(11,215,887)	$(8,899,241)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Adjusted EBITDA (loss)	$(5,464,225)	$(4,690,250)	$(11,215,887)	$(8,899,241)
Weighted-average shares used to compute basic and diluted net loss per share	51,825,321	46,503,358	50,746,857	36,062,784

Adjusted EBITDA (loss) per share attributable to common stockholders:
Basic and diluted	$(0.11)	$(0.10)	$(0.22)	$(0.25)

For investor inquiries, please contact:
OG Advisory Group

Samir Jain, CFA

FoldIR@orangegroupadvisors.com

For media inquiries, please contact:

Confluence Partners, LLC

Cindy Stoller

Media@foldapp.com